Equity Investments	12 Months Ended
Dec. 31, 2012
EQUITY INVESTMENTS [Abstract]
Equity Investments

12. EQUITY INVESTMENTS

In January 2010, AmazGame acquired 30% of the equity interests in Shenzhen Zhou You Network Technology Ltd (“Zhou You”). Zhou You is primarily engaged in the online game development business.

In May 2010, AmazGame, through its wholly-owned subsidiary Yang Fan Jing He, acquired 50% of the equity interests of Shanghai Jingmao and its affiliate. Shanghai Jingmao and its affiliate are primarily engaged in the cinema advertising business. The Company had significant influence over Shanghai Jingmao and its affiliate. Therefore, the equity investments were accounted for using the equity method.

In January 2011, the Group acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate. With control of 100% of the voting equity interests of Shanghai Jingmao and its affiliate, the Company started to consolidate Shanghai Jingmao and its affiliate’s financial statements on February 1, 2011.

In August 2011, the Group acquired 10% of the equity interests of JCR Soft Company Limited for fixed cash consideration of $350,000. As the Group does not have significant influence over JCR Soft, the Group accounts for the equity investment using the cost method.

In 2012, the Group acquired 10% of the equity interests of Bridea Corporation for fixed cash consideration of $500,000. As the Group does not have significant influence over Bridea Corporation, the Group accounts for the equity investment using the cost method.